EXHIBIT 99.2
Just the Facts Additional Materials March 26, 2007 Filed by IntercontinentalExchange, Inc. Pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended Subject Company: CBOT Holdings, Inc. (Commission File No. 001- 32650)

Forward-Looking Statements - Certain statements in this presentation may contain forward-looking information regarding IntercontinentalExchange, Inc., CBOT Holdings, Inc., and the combined company after the completion of the possible merger that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the merger transaction involving ICE and CBOT, including future strategic and financial benefits, the plans, objectives, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those expressed or implied in such forward-looking statements regarding the success of the proposed transaction: the failure of CBOT to accept ICE's proposal and enter into definitive agreements to effect the transaction, the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; superior offers by third parties; the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the failure of ICE or CBOT stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE's filings with the Securities and Exchange Commission (the "SEC"), including ICE's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on February 26, 2007. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this presentation. Important Merger Information In connection with the proposed transaction, and assuming the merger proposal is accepted by CBOT, ICE intends to file relevant materials with the SEC, including a proxy statement/prospectus regarding the proposed transaction. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL SUCH OTHER RELEVANT MATERIALS REGARDING THE PROPOSED TRANSACTION, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the proxy statement/prospectus, if and when such document becomes available, and related documents filed by ICE or CBOT without charge, at the SEC's website (http://www.sec.gov). Copies of the final proxy statement/prospectus, if and when such document becomes available, may be obtained, without charge, from ICE by directing a request to ICE at 2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia, 30328, Attention: Investor Relations; or by emailing a request to ir@theice.com. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. ICE and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about ICE's executive officers and directors in ICE's Annual Report on Form 10-K, filed with the SEC on February 26, 2007 and in ICE's proxy statement for its 2006 annual meeting of stockholders, dated April 3, 2006. Additional information about the interests of potential participants will be included in the prospectus/proxy statement, if and when it becomes available, and the other relevant documents filed with the SEC.

Well Positioned in High Growth Derivatives Markets (1) ICE / CBOT Products '05 - '06 Growth (%) 28.4% 25.9% 22.3% 37.8% 27.8% Fact: A pro forma ICE / CBOT would have access to all high growth asset classes through a diversified derivatives platform (2) (2) (2) (2) (3) Sources include Bank for International Settlement, BIS Triennial Central Bank Survey, ClientKnowledge and the Futures Industry Association Includes all futures and options on futures contracts as reported by the Futures Industry Association Includes trading of spot transactions, outright forwards and FX swaps

ICE is a High Growth Partner As disclosed on ICE's website ICE Y-o-Y Growth (%) 50% Growth Fact: ICE Futures has experienced greater than 50% Y-o-Y growth every month since 2005 with an average rate of 120% Fact: ICE's OTC business has generated greater than 50% Y-o-Y growth nearly every month since 2005 with an average rate of 91%

Undervalued With Significant Upside Potential Fact: Despite its faster revenue and earnings growth rate, ICE trades at a discount to CME AV / 2008 EBITDA ICE CME 14.1 17 2007 - 2009 EPS CAGR ICE CME 37.8 22.2 2007 - 2009 Revenue CAGR Long-Term Growth Rate Price / 2008 EPS ICE CME 24.1 30.3 Price / 2009 EPS (1) (1) (1) (1) (1) (1)(2) Mean I/B/E/S consensus estimates as of March 23, 2007 Calculated assuming fully diluted aggregate value; ICE pro forma for NYBOT acquisition ICE CME 30.5 15 ICE CME 23.2 22.9 ICE CME 18.6 24.6

Buy Hold Sell East 0.7 0.3 0 Analysts Prefer ICE (1) FACT: Wall Street analysts expect ICE to produce stronger share price appreciation and have a more favorable rating recommendation when compared to the CME (1) Buy Hold Sell East 0.5 0.417 0.083 Avg. Price Target (2): $166.38 Current Price (2): $123.56 % Difference: 34.7% Avg. Price Target (2): $595.14 Current Price (2): $540.84 % Difference: 10.0% (1) Based on Wall Street research as reported by Bloomberg (2) Market data as of March 23, 2007 (1) (1)

Technology and Clearing

ICE is the True Innovator Fact: ICE's trading platform was designed, developed and maintained over the past 7 years solely by ICE engineers using state-of-the-art technology Fact: The new matching engine includes innovative, multi-generation implied spread matching that is unparalleled in the industry Fact: ICE brought the first truly web-based front-end, WebICE, to the exchange industry Fact: ICE's platform has real-time, screen-based risk management capabilities Fact: Both CME's matching technology, licensed approximately 20 years ago, and front-end technology were developed by external 3rd parties while ICE's technology has been built in-house by ICE engineers

State-of-the-Art Technology Platform Fact: ICE has one of the most advanced and flexible trading systems in the industry and competes aggressively with other trading platforms Fact: The updated version of ICE's futures platform, which will be rolled out in May 2007, has already been tested and produced round trip times of less than 10ms, making it the fastest platform in the derivatives industry Fact: ICE continues to deliver greater functionality and performance with less capex and fewer employees ICE information provided by ICE management; CME information disclosed in investor presentation on March 22, 2007 ICE performance since 2005; CME performance since 2004 Projected

Broader Distribution and More Competitive Pricing Fact: ICE's WebICE portal provides customers with access to ICE in nearly every country in the world versus CME's distribution in ~88 countries and foreign jurisdictions ICE's exploitation of the Internet allows new customers to connect to WebICE in less than five minutes versus the time required for CME customers to connect to mandatory direct lines and ISV gateway solutions Fact: Compared to NYMEX, ICE's closest comparison based on product mix, ICE's gross average rate per contract in 2006 was lower. ICE's rate per contract is not directly comparable to other non-energy derivatives contracts

Unparalleled OTC Capabilities 2003 2004 2005 2006 24.26 30.961 61.999 130.504 ICE OTC Volume 2003-2006 CAGR: 75% ICE OTC Contract Volume Fact: Over the past 5 years, ICE has built one of the most transparent and liquid OTC markets utilizing its superior technology platform and clearing capabilities Fact: ICE already has a major OTC business and will capitalize on this experience to develop OTC solutions for CBOT's products Fact: CME has yet to create a proven OTC market place and its OTC acquisitions have failed to generate meaningful volumes or revenues

Clearing Capabilities are In Place and Highly Scalable Fact: NYBOT's existing clearing system can handle CBOT's business On average, CBOT clears 809,000 transactions per day (1) Fact: Currently on modest hardware, NYBOT's existing clearing system can clear 1.2 million trades per day Fact: NYBOT's clearing system is based on new technologies such as Java, Oracle and IBM AIX Fact: Through hardware and software improvements already in process, ICE plans to improve NYBOT's clearing technology to the point where it can clear 10 million trades a day by the end of 2007; 5x greater than CBOT's peak volumes of 2 million (1) Fact: ICE believes it will be prepared to clear CBOT's volume by 2H'07 Clearing Capabilities Avg Daily Trades As disclosed in the CME investor presentation on March 22, 2007

ICE Has a Proven Integration Track Record Fact: ICE has successfully integrated three transformational exchange acquisitions over the past seven years NYBOT ($1.1Bn) - Added Ags, clearing and an established trading floor IPE ($131MM) - Added listed products to OTC Continental Power Exchange Fact: ICE has consistently exceeded targets in integrating acquisitions and realizing synergies Fact: ICE has consistently created significant value in past transactions Fact: Former IPE and NYBOT owners have earned annual returns of 34% and 247%, respectively (1)(2) (1) Assumes IPE stockholders converted their Class A1 shares into common stock at the IPO and held them through the present (2) Represents the return on stock consideration as of March 23, 2007

Combination Benefits Review

Wall Street Agrees with ICE Synergy Estimates... "While ICE projects $90 million in expense synergies from clearing benefits, we note that we already project CME to generate $108 million in 2008 from clearing CBOT products. We believe the potential loss of this high-margin revenue stream is also a significant reason for CME to challenge ICE's bid" Sandler O'Neill, March 16, 2007 "ICE's $240 mn of synergy estimates appear realistic and achievable given our initial analysis and ICE's past track record of over delivering on acquisitions and commitments to the investor community" Goldman Sachs, March 15, 2007 As reported by Citigroup in October 24, 2006 report, KBW in October 18, 2006 report, and Morgan Stanley in October 18, 2006 report

....that are Less than CME & In-Line with Relevant Transactions ICE estimated expense synergies are realistic based on comparable announced deals, including the CME offer for CBOT (1) Excludes clearing expenses (2) High-end of expense synergy range Technology Related Administrative Trading Floor / Operations East 62.5 43.75 18.75 CME Estimated Expense Synergies $125 million Technology Related 50% Administrative 35% Trading Floor / Operational 15% Available to ICE: 85% or $106MM ICE Expense Synergies: $100MM > CME / CBOT ICE / CBOT NYSE / Euronext ASX / SFE 58.7 48.8 37.8 37 Comparable Transactions - Operating Expense Synergies as % of Target Cash Expenses (1) (1) (2)

ICE's Clearing Strategy is Realistic

Clearing Synergy Breakdown				
($MM)	2006A	2007E	2008E	2009E
CBOT Clearing Services Fees to CME	75.4	84.8	95.4	107.4
Estimated Growth Rate	*N/A*	*12.5%*	*12.5%*	*12.5%*
Research Clearing Revenue Estimates For CME [1]			108.0	
Incremental Margin				84%
Estimated ICE Clearing Synergy				90.0

- **Fact:** ICE has factored in all relevant expenses and transaction costs, including over $17MM for clearing in 2009
- In 2006, CBOT paid CME approximately $75 million for clearing services related to the Common Clearing Link [2]
- Upon the successful merger of ICE and CBOT and the termination of CME's clearing agreement in January 2009, the combined company would retain 100% of the clearing revenues
- To derive a run-rate 2009 clearing synergy estimate, ICE estimated growth in clearing service fees at 50% of CBOT's long-term growth rate and forecast ~$90 million of pre-tax synergies
- This estimate appears conservative when compared to research analyst estimates of revenue CME would generate from the Common Clearing Link in 2008
- ICE estimated additional expenses would be required to move the clearing volumes, resulting in the $90 million of net benefit
- If an ICE / CBOT merger were consummated, CME would lose 100% of this high-margin revenue beginning in 2009

ICE

(1) As stated in Sandler O'Neill's March 16, 2007 ICE research report
(2) As stated in CBOT Holdings form 10-K filed on March 1, 2007

17

Revenue Synergies are Substantial and Will be Shared ICE expects significant revenue synergies would result from a merger between CBOT and ICE Anticipated volume increases from side-by-side trading of agricultural commodities, equity indices and energy / ethanol OTC trading and clearing of CBOT products ICE is prepared to invest significant time and capital in the CBOT metals complex "'We want to do the thing that creates the most value for our shareholders, and that would be the NYMEX and Globex metals contracts,' CME Chief Executive Officer Craig Donohue stated... 'Frankly, the metals contracts on the Board of Trade are not in any way material to the transaction.'" Bloomberg News, March 8, 2007 Y-o-Y Growth (%): 510 568 542 1,453 2,270 1,400 1,716 1,146 873 853 747 336 212 250 CBOT Metals Monthly Average Daily Volume (1) As reported on the CBOT's website